SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2016

RX Safes, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-193800	27-2928918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Green Valley Parkway, Suite 300 Henderson, NV	89012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-800-4620

_______________________________________ ______________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K includes forward-looking statements relating to matters that are not historical facts. Forward-looking statements provide Rx Safes Inc.’s (the “Company”) current expectations and forecasts about future events. Forward-looking statements may be identified by the use of words such as “expect,” “believe,” “will,” “would,” “should” or comparable terminology or the negative of these words, or by discussions of strategy. While the Company believes its assumptions and expectations underlying forward-looking statements are reasonable, there can be no assurance that actual results will not be materially different. Risks and uncertainties that could cause actual results to differ include, without limitation, failure to consummate or delays in consummating the transactions described herein, transaction costs associated with the transactions described herein, unexpected losses of economies of scope or scale as a result of the transactions described herein, a decrease or adjustment in the purchase price or other amendment to the definitive agreements for the transactions described herein, failure to obtain necessary governmental approvals for the transactions described herein, and other risks and uncertainties included in reports the Company files with or furnishes to the Securities and Exchange Commission. The Company cautions you that no forward-looking statement is a guarantee of future performance, and you should not place undue reliance on these forward-looking statements which reflect the Company’s view only as of the date of this report. Rx Safes, Inc. undertakes no obligation to update any forward-looking information.

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase

On July 8, 2016, Rx Safes, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Glenn McGinnis and Scott McGinnis (the “Sellers”) to acquire My TOUCH ID, LLC (“My TOUCH”). The closing of the transactions contemplated by the Purchase Agreement occurred on July 8, 2016 (the “Closing Date”).

On the Closing Date, pursuant to the Purchase Agreement, the Company acquired all the membership interests of Sellers in My TOUCH, which represented 100% of the outstanding membership interests in My TOUCH, in exchange for 357,143 shares of the Company’s common stock valued at $125,000 and based on $0.35 per share, the market price of the Company’s commons stock on the Closing Date. Further under the Purchase Agreement, the Company is responsible for $2,500 in unpaid debts in My TOUCH and the Sellers were required to discharge all debt beyond that amount before the Closing Date (the “Sellers’ Liabilities”).

In addition, the Company agreed to pay to Sellers the following “Earn Out” as follows: 2.5% of any revenues up to a cap of $1,000,000 generated from the assets acquired and held in My TOUCH; and 0.5% of any revenues above $1,000,000 up to a cap of $5,000,000 generated from the assets acquired and held in My TOUCH. The Earn Out is payable in cash, common stock of the Company or a combination thereof, in the sole discretion of Sellers.

The Purchase Agreement contains customary representations, warranties and covenants. The Sellers agreed to indemnify the Company for, among other things, a breach of the representation, warranties and covenants made in the Purchase Agreement or a failure to pay the Sellers’ Liabilities.

In addition, the Company and Sellers agreed to certain post-closing covenants, including the following:

  The Sellers agreed to non-compete and non-solicitation covenants for a period of 5 years after the Closing Date.

  Within 60 days of the Closing Date, Sellers agreed to provide the Company access and all documents as required by the Company in order to obtain an audit that must be filed under the rules and regulations of the Securities and Exchange Commission.

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The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Purchase Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information, or to provide any other factual information, about the Assets, the Company or Seller. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties (except as specifically set forth therein); may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties, instead of establishing matters as facts; and may be subject to standards of materiality and knowledge applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Assets, the Company or Seller. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, as applicable, which subsequent information may or may not be fully reflected in public disclosures.

My TOUCH Business

In line with the Company’s overall acquisition strategy, as a result of the Purchase Agreement and the acquisition of My TOUCH, the Company intends to take over the My TOUCH business, with Seller Glenn McGinnis in a lead role, opening up the Company’s intellectual property into the consumer and professional access control markets and creating a new business opportunity and potential revenue stream from this market. . The Company believes that that synergies created from these businesses will strengthen its overall capacity to obtain financing, increase its customer base, open new distribution channels and increase its competitive strength in the market, all to the ultimate benefit of the Company’s shareholders.

My TOUCH was founded in 2011 to serve the security industry by providing fingerprint activated intelligent access devices (IADs) that improve levels of security, offer flexibility in multi-user environments and provide quality authenticated reporting capabilities. My TOUCH has also created innovative patent pending mechanical designs to further enhance the flexibility and viability of its flagship fingerprint padlock product. Glenn McGinnis, My TOUCH’s founder was an engineer and Manager at IBM for more than 25 years and was involved in a wide range of development, marketing, manufacturing, product and customer support roles.  Mr. McGinnis has over 20 years of global product development, manufacturing and consulting experience.  Post IBM, Glenn served as CEO of his own consulting company where his major client was IBM, where he was brought back to manage and develop the IBM field Service Management System supporting service in 13 time zones.  Glenn’s is using his expertise to not only innovate new products with fingerprint interfaces, but also to improve on the mechanical designs of such products.

His product offerings currently include fingerprint padlocks and newly introduced gun safes and secure flash drives with a plan to innovate new door lock, garage door opener, thermostat and mailbox products for the business and consumer access control markets. The core focus of the My TOUCH business is to offer Biometric Intelligent Access Devices that provide the capabilities for scheduled access, reported access, remote real time connectivity and more. For additional information, please check out the company website at www.mytouchid.com.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

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SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

To the extent the financial statements and additional information required pursuant to Item 9.01(a) of Form 8-K are determined to be required to be filed, they will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro forma financial information.

To the extent the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K is determined to be required to be filed, it will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit No.	Description
2.1	Membership Interest Purchase Agreement, dated July 8, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rx Safes, Inc.

/s/ Lorraine Yarde
Lorraine Yarde Chief Executive Officer

Date: July 13, 2016

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